Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

BNY Mellon INVESTMENT FUNDS I
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

__________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June 18, 2021 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY MELLON STRUCTURED MIDCap FUND

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

Dear Shareholder:

As a shareholder of BNY Mellon Structured Midcap Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund is a series of BNY Mellon Advantage Funds, Inc. (the "Company"). BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Acquiring Fund and the Fund. Mellon Investments Corporation ("Mellon"), an affiliate of BNYM Investment Adviser, is the sub-investment adviser to the Acquiring Fund and the Fund. BNYM Investment Adviser and Mellon are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of BNYM Investment Adviser has reviewed the funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. The reorganization of the Fund would occur on or about November 5, 2021 if approved by shareholders.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively. Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund. The Acquiring Fund and the Fund have the same investment objective and similar investment management policies. The Acquiring Fund normally invests principally in equity securities of small-cap and mid-cap U.S. companies. The Fund normally invests principally in the stocks of companies included in the S&P Midcap 400® Index or the Russell Midcap® Index. The Acquiring Fund's Class A, Class C, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of February 26, 2021. The Acquiring Fund also had generally a significantly better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2020. Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that has a lower total annual expense ratio and generally a significantly better performance record than the Fund. In approving the reorganization, the Company's Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
●	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
●	At the Meeting. Any shareholder who attends the meeting virtually may vote by Internet during the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call toll-free 1-800-373-9387. Thank you.

Sincerely,
David DiPetrillo President BNY Mellon Advantage Funds, Inc.

June [__], 2021

Proposed Reorganization OF
BNY MELLON STRUCTURED MIDCAP FUND
With and Into
BNY MELLON Small/MID Cap GROWTH Fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY BNY MELLON STRUCTURED MIDCAP FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about November 5, 2021 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Structured Midcap Fund (the "Fund"). You will receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund corresponding to your Class A, Class C, Class I or Class Y shares of the Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of BNY Mellon Advantage Funds, Inc. (the "Company").

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that also is managed by BNYM Investment Adviser and sub-advised by Mellon Investments Corporation ("Mellon"), an affiliate of BNYM Investment Adviser. As of February 26, 2021, the Acquiring Fund had approximately $5.1 billion and the Fund had approximately $107.6 million in net assets. In addition, the Acquiring Fund's Class A, Class C, Class I and Class Y shares had lower total annual expense ratios than the Fund's Class A, Class C, Class I and Class Y shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end and as of February 26, 2021. See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund's Class A, Class, Class I and Class Y shares also had generally a significantly better performance record than the corresponding class of Fund shares for the one-, five- and ten-year periods ended December 31, 2020. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Management believes that, as a result of becoming shareholders in a much larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. BNYM Investment Adviser believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable BNYM Investment Adviser, as the Acquiring Fund's investment adviser, and Mellon, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Investment Adviser, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

Yes. The Acquiring Fund and the Fund have the same investment objective and similar investment management policies. However, the investment practices and limitations of each fund are not identical. Each fund seeks long-term growth of capital.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500™ Growth Index, the Acquiring Fund's benchmark index. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P Midcap 400® Index, the Fund's benchmark index, or the Russell Midcap® Index.

The Acquiring Fund's portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund's portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The Acquiring Fund's portfolio managers focus on individual stock selection using fundamental research instead of trying to predict which industries or sectors will perform best.

The Fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on relative value, momentum/sentiment, and earnings quality measures. Next, the Fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The Fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P Midcap 400® Index. Finally, within each sector and style subset, the Fund seeks to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Given that the Acquiring Fund and the Fund have the same investment objective and similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are similar, but not identical. The Acquiring Fund is "non-diversified," which means that it may invest a relatively high percentage of its assets in a limited number of issuers; whereas, the Fund is a "diversified fund, which means that the proportion of its assets that may be invested in the securities of a single issuer is limited by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Acquiring Fund's portfolio may have more exposure to companies with smaller market capitalizations than the Fund's portfolio. Although the Acquiring Fund generally may invest in companies with smaller market capitalizations than the Fund, as of February 26, 2021, the weighted average and median market capitalizations were $17.6 billion and $7.0 billion for the Acquiring Fund's portfolio, respectively, and $8.8 billion and $6.0 billion for the Fund's portfolio, respectively. The Acquiring Fund focuses on growth companies and may emphasize sectors, such as technology, healthcare, business services and communications, more than the Fund. The Fund may invest in a mix of growth and value companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund. BNYM Investment Adviser has engaged its affiliate, Mellon, to serve as the sub-investment adviser to the Acquiring Fund and the Fund and provide day-to-day management of the Acquiring Fund's and the Fund's investments. BNYM Investment Adviser also serves as the administrator to the Acquiring Fund. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Management currently estimates that portfolio securities representing approximately 49.63% of the Fund's net assets may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $11.9 million in capital gains (approximately $3.47 per share) as a result of the sale of such portfolio securities. The sale of securities may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $16,000, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any (however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, may be subject to limitations). As of August 31, 2020, the Fund's fiscal year end, and as of February 26, 2021, the Fund had no capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption and TeleTransfer Privileges, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.75% of the value of the Fund's average daily net assets. BNYM Investment Adviser, in turn, pays Mellon for the provision of sub-investment advisory services to the Fund. The Acquiring Fund has agreed to pay BNYM Investment Adviser an investment advisory fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. BNYM Investment Adviser, in turn, pays Mellon for the provision of sub-investment advisory services to the Acquiring Fund. In addition, the Acquiring Fund has agreed to pay BNYM Investment Adviser an administration fee at the annual rate of 0.06% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the Acquiring Fund's average daily net assets in excess of $1 billion (but limited to the amount of BNYM Investment Adviser's costs of providing administrative services to the Acquiring Fund). For the past fiscal year, the Acquiring Fund paid BNYM Investment Adviser an administration fee at the annual rate of 0.01% of the value of the Acquiring Fund's average daily net assets.

In addition, the Acquiring Fund's Class A, Class C, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements) based on the expenses of each fund as of its most recent fiscal year end. As of February 26, 2021, Class A, Class C, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than the corresponding class of shares of the Fund (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements). As to the Fund, BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had a lower total annual expense ratio for each class of shares, based on the expenses of each fund as of the fund's most recent fiscal year end and as of February 26, 2021, and generally a significantly better performance record), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are expected to total approximately $240,000 or approximately 0.002% of the Fund's net assets as of February 26, 2021. It is estimated that holders of the Fund's Class A, Class C, Class I and Class Y shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately 12 months, 13 months, 13 months and 10 months, respectively, after the reorganization occurs based on the current estimate of the expenses of the reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

As a result of a review by BNYM Investment Adviser of the lineup of funds in the BNY Mellon Family of Funds described above, management of BNYM Investment Adviser recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Company's Board has determined that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and has the same investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had, with respect to its Class A, Class C, Class I and Class Y shares, a lower total annual expense ratio than the corresponding class of shares of the Fund (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of the fund's most recent fiscal year end. In addition, the Acquiring Fund had generally a significantly better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2020 and more recently as of February 26, 2021. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the "Proxy Solicitor") is a company that has been engaged by BNYM Investment Adviser, on behalf of the Fund, to assist in the solicitation of proxies. The Proxy Solicitor is not affiliated with the Fund or with BNYM Investment Adviser. In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;

●	By telephone, with a toll-free call to the number listed on your proxy card;
●	Through the Internet, at the website address listed on your proxy card; or
●	At the meeting, by attending virtually and voting through the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at (800) 817-5468. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

We encourage you to vote through the Internet or by telephone. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund's shareholders, employees and others, the meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power ("Legal Proxy") from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as "Legal Proxy" and be received no later than August [__], 2021 at 3:00 p.m., Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

BNY MELLON STRUCTURED MIDCAP FUND

__________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of BNY Mellon Structured Midcap Fund (the "Fund"), a series of BNY Mellon Advantage Funds, Inc. (the "Company"), will be held on Monday, August 23, 2021 at 10:00 a.m., Eastern time. Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, the Meeting will be held over the Internet in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

The Meeting is being held for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively; and
2.	To transact such other business as may properly come before the Meeting and any postponement or adjournment thereof, as described herein.

Shareholders of record at the close of business on June 15, 2021 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, please request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to participate in the Meeting, as described herein. You may vote during the Meeting by following the instructions available on the Meeting website.

By Order of the Board of Directors
James Bitetto Secretary

New York, New York
June [__], 2021

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE POSTPONED OR ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON STRUCTURED MIDCAP FUND

(a series of bny mellon advantage funds, inc.)

With and Into

BNY MELLON Small/Mid Cap GROWTH FUND

(a series of bny mellon investment funds i)

_______________________________________

PROSPECTUS/PROXY STATEMENT
[____________], 2021

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, AUGUST 23, 2021

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of BNY Mellon Advantage Funds, Inc. (the "Company"), on behalf of BNY Mellon Structured Midcap Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format on Monday August 23, 2021, at 10:00 a.m., Eastern time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 15, 2021 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I or Class Y shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C, Class I or Class Y Fund shares, respectively, as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated [_______], 2021, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-373-9387 (inside the U.S. only).

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Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

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The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The Acquiring Fund and the Fund are open-end management investment companies. The Acquiring Fund and the Fund are advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"). Mellon Investments Corporation ("Mellon"), an affiliate of BNYM Investment Adviser, serves as sub-investment adviser to the Acquiring Fund and is responsible for the day-to-day management of the Acquiring Fund's investments. The Acquiring Fund and the Fund have the same investment objective and similar investment management policies. However, the investment practices and limitations of each fund are not identical. Each fund seeks long-term growth of capital. To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P Midcap 400® Index or the Russell Midcap® Index. The Acquiring Fund is a series of BNY Mellon Investment Funds I (the "Acquiring Trust"). A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus, dated February 1, 2021, accompanies this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2020 and Semi-Annual Report for the six-month period ended March 31, 2021 or the Fund's most recent Prospectus or Annual Report for its fiscal year ended August 31, 2020 and Semi-Annual Report for the six-month period ended February 28, 2021, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class A, Class C, Class I and Class Y shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting virtually may vote by Internet during the Meeting, thereby canceling any proxy previously given.

As of March 31, 2021, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares	Class Y Shares
2,394,249	98,244	929,831	22,853

Proxy materials will be mailed to shareholders of record on or about June 30, 2021. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Company's Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any (however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, may be subject to limitations). See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have the same investment objective and similar investment management policies. Each fund seeks long-term growth of capital.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund's investment objective and policy with respect to the investment of 80% of its net assets are non-fundamental policies which may be changed with the approval of the Acquiring Trust's Board of Trustees upon 60 days' prior notice to shareholders. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P Midcap 400® Index, the Fund's benchmark index, or the Russell Midcap® Index. The Fund's policy with respect to the investment of 80% of its net assets is a non-fundamental policy which may be changed with the approval of the Company's Board of Directors upon 60 days' prior notice to shareholders. The Acquiring Fund's portfolio may have more exposure to companies with smaller market capitalizations than the Fund's portfolio. Although the Acquiring Fund generally may invest in companies with smaller market capitalizations than the Fund, as of February 26, 2021, the weighted average and median market capitalizations were $17.6 billion and $7.0 billion for the Acquiring Fund's portfolio, respectively, and $8.8 billion and $6.0 billion for the Fund's portfolio, respectively.

The Acquiring Fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500™ Growth Index, the Acquiring Fund's benchmark index. As of December 31, 2020, the market capitalization of the largest company in the Index was approximately $30.57 billion. This capitalization measure varies with market changes and reconstitutions of the Index. The Russell 2500™ Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000® Index (which is comprised of the 3,000 largest U.S. companies based on total market capitalization)) with higher price-to-book ratios and higher forecasted growth values.

The Acquiring Fund's portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund's portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The Acquiring Fund's portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

●	Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and
●	Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Acquiring Fund's portfolio managers monitor the securities in the Acquiring Fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the Acquiring Fund's industry or sector weightings change. The Acquiring Fund's investment strategy may lead it to emphasize certain sectors more than the Fund, such as technology, health care, business services and communications.

The Fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on:

●	relative value, such as current and forecasted price-to-earnings ratios, yields, dividend discount models, and other price-sensitive data for a stock compared to its past, its peers, and the model's overall stock universe;
●	momentum and sentiment, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; and
●	earnings quality measures, such as accruals compared to cash earnings, changes in inventory to sales ratio, and return on equity.

Next, the Fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The Fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P Midcap 400® Index. Finally, within each sector and style subset, the Fund seeks to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Each fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, and the securities of companies in initial public offerings ("IPOs") or shortly thereafter. Although not a principal investment strategy, the Acquiring Fund also may invest in warrants and exchange-traded funds ("ETFs") based on the Russell 2500™ Growth Index. The Fund also may invest in securities issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest principally in income-producing real estate or loans related to real estate.

Although not a principal investment strategy, the Acquiring Fund may invest up to 15% of its assets in foreign companies (i.e., organized under the laws of countries other than the U.S.), including up to 10% of its assets in issuers located in emerging market countries, and up to 3% of its assets in issuers of any one specific emerging market country. In addition, although not a principal investment strategy, the Acquiring Fund may invest up to 20% of its assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) with remaining maturities of three years or less, and may invest up to 5% of its assets in fixed-income securities in the lowest long-term investment grade category (i.e., rated Baa-/BBB- or the unrated equivalent).

Although not a principal investment strategy of either fund, each fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy. The derivative instruments in which each fund may invest include principally options, futures and options on futures (including those relating to securities, indices, foreign currencies and, for the Acquiring Fund, interest rates) and forward contracts. To the extent such derivative instruments have similar economic characteristics to stocks of companies as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments is included in the 80% policy of the respective fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the Acquiring Fund or the Fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Although not a principal investment strategy of either fund, each fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Neither fund has any limitations regarding portfolio turnover. Each fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.

The Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). The Acquiring Fund is non-diversified, which means that the proportion of the Acquiring Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions, except that the Acquiring Fund is non-diversified. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Acquiring Fund and the Fund have the same investment objective and similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are similar, although they are not the same. These risks, which apply to both funds, except as otherwise noted, are discussed below.

Principal Risks

Both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following principal risks:

●	Risks of stock investing. Each fund is subject to the risks of investing in stocks. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

●	Small and midsize company risk. Although each fund invests in small and midsize companies, the Acquiring Fund's portfolio may have more exposure to companies with smaller market capitalizations than the Fund's portfolio. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the investments of the Acquiring Fund and the Fund will rise and fall based on investor perception rather than economic factors.
●	Growth and/or value stock risk. By focusing on growth stocks, the Acquiring Fund is subject to the risks involved with investments in growth companies. By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
●	Market risk. The value of the securities in which the funds invest may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent a fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

●	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. To the extent the Acquiring Fund invests in foreign securities, such investments, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Acquiring Fund or the Fund will not be able to pay redemption proceeds within the allowable time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.
●	Management risk. The investment process and techniques used by each fund's portfolio managers could fail to achieve the respective fund's investment goals, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
●	Non-diversification risk. (Acquiring Fund only) The Acquiring Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Additional Risks

In addition to the principal risks described above, both the Acquiring Fund and the Fund, except as otherwise noted, are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund and/or the Fund:

●	Fixed-income securities risk. (Acquiring Fund only) To the extent the Acquiring Fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks. The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the Acquiring Fund's investments in these securities to decline. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, which can cause the security's price to fall, lowering the value of the Acquiring Fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations. Liquidity of fixed-income securities can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

●	Foreign investment risk. (Acquiring Fund only) To the extent the Acquiring Fund invests in foreign securities, the Acquiring Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Acquiring Fund. Because the Acquiring Fund may invest no more than 15% of its assets in foreign companies, foreign investment risk is not anticipated to be a principal risk of the Acquiring Fund.
●	Emerging market risk. (Acquiring Fund only) The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States. Because the Acquiring Fund may invest no more than 10% of its assets in issuers located in emerging market countries, emerging market risk is not anticipated to be a principal risk of the Acquiring Fund.
●	Derivatives risk. A small investment in derivatives could have a potentially large impact on the Acquiring Fund's or the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and a fund's use of derivatives may result in losses to the fund. Derivatives in which the funds may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). The Commission recently adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless a fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the Commission regarding its derivatives positions. If a fund qualifies as limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives.

●	Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, may magnify the Acquiring Fund's or the Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.
●	Short sale risk. (Fund only) The Fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the Fund to return the security to it on short notice, and the Fund is unable to borrow the security from another lender, the Fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the Fund may be unable to engage in short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.
●	Preferred stock risk. (Acquiring Fund only) Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
●	Convertible securities risk. (Acquiring Fund only) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

●	Warrants risk. (Acquiring Fund only) Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.
●	ETF and other investment company risk. (Acquiring Fund only) To the extent the Acquiring Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Acquiring Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Acquiring Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Acquiring Fund invests in an ETF or other investment company, shareholders of the Acquiring Fund will bear indirectly their proportionate share of the expenses of an ETF or other investment company (including management fees) in addition to the expenses of the Acquiring Fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The Acquiring Fund will incur brokerage costs when purchasing and selling shares of ETFs.
●	REIT risk. (Fund only) Investments in REITs expose the Fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.
●	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Acquiring Fund's or the Fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

●	Portfolio turnover risk. The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.
●	Securities lending risk. The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
●	Temporary investment risk. Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities or hold cash. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Other Risks of the Reorganization. In addition to the investment risks of investing in the Acquiring Fund, the combined fund may be subject to the following risks:

●	Growth strategy. Although the Acquiring Fund and Fund pursue the same investment objective and have similar investment management policies, the Acquiring Fund focuses on "growth" stocks, whereas the Fund invests in both "growth" and "value" stocks.
●	Past performance. The Acquiring Fund's Class A, Class C, Class I and Class Y shares had generally a significantly better performance record than the corresponding class of Fund shares for the one-, five- and ten-year periods ended December 31, 2020. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.
●	Tax consequences. The sale of securities in anticipation of the Reorganization may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. Management of BNYM Investment Adviser estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $16,000, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any (although the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, may be subject to limitations); however, as of August 31, 2020, the Fund's fiscal year end, and as of February 26, 2021, the Fund had no capital loss carryforwards.
●	Risk that efficiencies are not realized. By combining the Fund with the Acquiring Fund, management of BNYM Investment Adviser believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. However, these desired efficiencies may not ultimately be realized.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical. No sales charge or CDSC will be imposed at the time of the Reorganization. Class I and Class Y shares of the Fund and the Acquiring Fund are not subject to any sales charges. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.75% of the value of the Fund's average daily net assets. The Acquiring Fund has agreed to pay BNYM Investment Adviser an investment advisory fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. BNYM Investment Adviser, in turn, pays Mellon for the provision of sub-investment advisory services to each fund. In addition, the Acquiring Fund has agreed to pay BNYM Investment Adviser an administration fee at the annual rate of 0.06% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the Acquiring Fund's average daily net assets in excess of $1 billion (but limited to the amount of BNYM Investment Adviser's costs of providing administrative services to the Acquiring Fund). For the past fiscal year, the Acquiring Fund paid BNYM Investment Adviser an administration fee at the annual rate of 0.01% of the value of the Acquiring Fund's average daily net assets.

In addition, the Acquiring Fund's Class A, Class C, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements) based on the expenses of each fund as of its most recent fiscal year end. As of February 26, 2021, Class A, Class C, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than the corresponding class of shares of the Fund (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements). As to the Fund, BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of February 26, 2021. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of February 26, 2021, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $240,000, or approximately 0.002% of the Fund's net assets as of February 26, 2021. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund, the Acquiring Fund or the Pro Forma combined fund set forth below.

	Fund BNY Mellon Structured Midcap Fund Class A Shares	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.75%	.60%	.60%
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fees	none	.01%	.01%
Shareholder services fees	.25%	.25%	.25%
Miscellaneous other expenses	.50%	.07%	.09%
Total other expenses	.75%	.33%	.35%
Total annual fund operating expenses	1.50%	.93%	.95%
Fee waiver and/or expense reimbursement	(.35)%[2]	N/A	(.02)%[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	.93%	.93%

_________________________

[1]	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
[2]	BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's Classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

[3]	BNYM Investment Adviser has contractually agreed, until one year after the Reorganization is consummated, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of the Acquiring Fund's Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.93%. On or after such date, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Structured Midcap Fund Class C Shares	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.75%	.60%	.60%
Distribution (12b-1) fees	.75%	.75%	.75%
Other expenses:
Administration fees	none	.01%	.01%
Shareholder services fees	.25%	.25%	.25%
Miscellaneous other expenses	.47%	.09%	.09%
Total other expenses	.72%	.35%	.35%
Total annual fund operating expenses	2.22%	1.70%	1.70%
Fee waiver and/or expense reimbursement	(.32)%[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%	1.70%	1.70%

______________________

[1]	BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's Classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Structured Midcap Fund Class I Shares	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.75%	.60%	.60%
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fees	none	.01%	.01%
Shareholder services fees	none	none	none
Miscellaneous other expenses	.36%	.08%	.08%
Total other expenses	.36%	.09%	.09%
Total annual fund operating expenses	1.11%	.69%	.69%
Fee waiver and/or expense reimbursement	(.21)%[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.90%	.69%	.69%

______________________

[1]	BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's Classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Structured Midcap Fund Class Y Shares	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.75%	.60%	.60%
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fees	none	.01%	.01%
Shareholder services fees	none	none	none
Miscellaneous other expenses	.24%	.02%	.02%
Total other expenses	.24%	.03%	.03%
Total annual fund operating expenses	.99%	.63%	.63%
Fee waiver and/or expense reimbursement	(.09)%[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.90%	.63%	.63%

______________________
[1]	BNYM Investment Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's Classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for each Class of the Fund are based on net operating expenses, which reflect the expense limitation agreement by BNYM Investment Adviser, but does not include the $240,000 in estimated expenses that will be borne by the Fund in connection with the Reorganization. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of February 26, 2021, as adjusted showing the effect of the consummation of the Reorganization, which reflects in the one-year example and the first year of the three-, five- and ten-years examples for Class A the expense limitation agreement by BNYM Investment Adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund BNY Mellon Structured Midcap Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$685	$293	$193	$92	$92
3 Years	$989	$664	$664	$332	$306
5 Years	$1,315	$1,161	$1,161	$591	$538
10 Years	$2,234	$2,529	$2,529	$1,333	$1,205
	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$664	$273	$173	$70	$64
3 Years	$854	$536	$536	$221	$202
5 Years	$1,060	$923	$923	$384	$351
10 Years	$1,652	$2,009	$2,009	$859	$786
	Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$664	$273	$173	$70	$64
3 Years	$858	$536	$536	$221	$202
5 Years	$1,068	$923	$923	$384	$351
10 Years	$1,673	$2,009	$2,009	$859	$786

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 85.49% and 55.49%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund

BNY Mellon Small/Mid Cap Growth Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+5.41%	+14.38%	+40.27%	+3.65%	-2.39%	+10.53%	+26.09%	-1.79%	+38.81%	+68.10%
'11	'12	'13	'14	'15	'16	'17	'18	'19	'20

Best Quarter:	Q2, 2020	+45.19%
Worst Quarter:	Q4, 2018	-22.00%

The year to date total return of the Acquiring Fund's Class A shares as of March 31, 2021 was -3.58%.

For the Acquiring Fund's Class Y shares, periods prior to the inception date reflect the performance of the Acquiring Fund's Class I shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Acquiring Fund

BNY Mellon Small/Mid Cap Growth Fund
Average Annual Total Returns as of 12/31/20

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	58.43%	24.67%	17.81%
Class A returns after taxes on distributions	55.35%	23.01%	15.86%
Class A returns after taxes on distributions and sale of fund shares	36.53%	19.77%	14.25%
Class C returns before taxes	65.80%	25.18%	17.56%
Class I returns before taxes	68.49%	26.46%	18.82%
Class Y (7/1/13) returns before taxes	68.57%	26.58%	18.90%
Russell 2500TM Growth Index reflects no deductions for fees, expenses or taxes	40.47%	18.68%	15.00%
S&P Midcap 400® Index reflects no deductions for fees, expenses or taxes	13.66%	12.35%	11.51%

Fund

BNY Mellon Structured Midcap Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-0.05%	+19.20%	+35.01%	+11.06%	-2.81%	+14.60%	+17.07%	-15.86%	+18.31%	+8.33%
'11	'12	'13	'14	'15	'16	'17	'18	'19	'20

Best Quarter:	Q4, 2020	+24.22%
Worst Quarter:	Q1, 2020	-30.33%

The year to date total return of the Fund's Class A shares as of March 31, 2021 was 12.83%.

For the Fund's Class Y shares, periods prior to the inception date reflect the performance of the Fund's Class A shares, without reflecting any applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Fund

BNY Mellon Structured Midcap Fund
Average Annual Total Returns as of 12/31/20

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	2.09%	6.40%	9.00%
Class A returns after taxes on distributions	1.99%	5.08%	7.72%
Class A returns after taxes on distributions and sale of fund shares	1.31%	4.87%	7.16%
Class C returns before taxes	6.55%	6.88%	8.85%
Class I returns before taxes	8.65%	7.94%	9.90%
Class Y (7/1/13) returns before taxes	8.61%	8.04%	10.10%
Russell 2500TM Growth Index reflects no deductions for fees, expenses or taxes	40.47%	18.68%	15.00%
S&P Midcap 400® Index reflects no deductions for fees, expenses or taxes	13.66%	12.35%	11.51%

Investment Adviser and Sub-Investment Adviser. The investment adviser for the Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $[304] billion in [130] mutual fund portfolios. A discussion regarding the basis for the Company's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's annual report for the fiscal year ended August 31, 2020. A discussion regarding the basis for the Acquiring Trust's Board approving the Acquiring Fund's investment advisory agreement with BNYM Investment Adviser is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2020. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $[41.1] trillion in assets under custody and administration and $[2.0] trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

BNYM Investment Adviser has engaged its affiliate, Mellon Investments Corporation, located at One Boston Place, Boston, MA 02108-4408, to serve as the sub-investment adviser to the Acquiring Fund and the Fund. Mellon, a registered investment adviser, is an indirect subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a global multi-specialist investment manager dedicated to serving its clients with a full spectrum of research-driven solutions. Mellon, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's and the Fund's investments. Mellon had aggregate assets under management of approximately $[614] billion, as of [December 31, 2020]. A discussion regarding the basis for the Company's Board approving the sub-investment advisory agreement between BNYM Investment Adviser and Mellon is available in the Fund's annual report for the fiscal year ended August 31, 2020. A discussion regarding the basis for the Acquiring Trust's Board approving the sub-investment advisory agreement between BNYM Investment Adviser and Mellon is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2020.

As previously disclosed to Fund and Acquiring Fund shareholders, BNY Mellon Investment Management has announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the "Effective Date"), portfolio managers responsible for managing the Fund's and Acquiring Fund's investments as employees of Mellon will become employees of Newton Investment Management North America, LLC ("Newton"), which, like Mellon, will be an affiliate of BNYM Investment Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Company's Board and the Acquiring Trust's Board, BNYM Investment Adviser will engage Newton to serve as the Fund's and the Acquiring Fund's sub-adviser, respectively, pursuant to separate sub-investment advisory agreements between BNYM Investment Adviser and Newton, replacing Mellon. As each fund's sub-adviser, Newton will provide the day-to-day management of the respective fund's investments, subject to BNYM Investment Adviser's supervision and approval. It is currently anticipated that each fund's portfolio managers who are responsible for the day-to-day management of the respective fund's investments will continue to manage the fund's investments as of the Effective Date. It is also currently anticipated that there will be no material changes to either fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to each fund, and no increase in the management fee payable by each fund as a result of the engagement of Newton as the fund's sub-adviser. As is the case under the sub-investment advisory agreement between BNYM Investment Adviser and Mellon with respect to each fund, BNYM Investment Adviser (and not the fund) will pay Newton for its sub-advisory services. The rate of sub-investment advisory fee payable by BNYM Investment Adviser to Newton will be the same as that currently payable by BNYM Investment Adviser to Mellon pursuant to the respective sub-investment advisory agreements. In addition, all other material terms and conditions of the proposed sub-investment advisory agreement between BNYM Investment Adviser and Newton will be substantially similar to those of the sub-investment advisory agreement between BNYM Investment Adviser and Mellon with respect to each fund.

As of the Effective Date, Newton will be an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts.

Primary Portfolio Managers. Investment decisions for the Fund are made by members of the Multi-Factor Equity Team of Mellon. The team members who are jointly and primarily responsible for managing the Fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam Logan, CFA and Chris Yao, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the Fund since March 2017. Messrs. Logan and Yao have been primary portfolio managers of the Fund since December 2019. Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team. He has been employed by Mellon or a predecessor company of Mellon since 1999. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since October 2015. Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager. Mr. Logan is a vice president and a senior portfolio manager on the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1998. Mr. Yao is a managing director and the head of Quantitative Equity research at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2006.

The Acquiring Fund also is managed by a team of portfolio managers employed by Mellon. The team members who are jointly and primarily responsible for managing the Acquiring Fund's portfolio are John Porter, the lead portfolio manager, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA. Messrs. Porter, Wakefield and Zeuthen have been primary portfolio managers of the Acquiring Fund since March 2017, September 2005 and April 2013, respectively. Mr. Porter is an executive vice president, Chief Investment Officer, Head of Equity and the lead portfolio manager for the Small and Mid-Cap Growth strategies at Mellon. He has been employed by Mellon or a predecessor company of Mellon since August 2016. Prior to being employed by Mellon or a predecessor company of Mellon, Mr. Porter was employed by Seaward Management from September 2013 to August 2016. Mr. Wakefield is an executive vice president, senior portfolio manager and a member of the U.S. Small Mid Cap Equity investment team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1998. Mr. Zeuthen is a managing director, senior portfolio manager and a member of the U.S. Small Mid Cap Equity investment team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2006. Messrs. Porter, Wakefield and Zeuthen will manage the combined fund if the Reorganization is approved and consummated.

Board Members. Other than Joseph S. DiMartino, the Acquiring Trust and the Company have different Board members. All of the Board members of the Acquiring Trust and the Company are Independent Board Members. For a description of the Acquiring Trust's Board members, including Mr. DiMartino, see Exhibit C.

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm for the Acquiring Fund and Ernst & Young LLP is the independent registered public accounting firm for the Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Fund's and the Acquiring Fund's shares pursuant to a distribution agreement between the Company and BNYMSC and the Acquiring Trust and BNYMSC, respectively.

The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's custodian and provides each fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's transfer and dividend disbursing agent.

BNYM Investment Adviser provides certain administrative, accounting and recordkeeping services for the Acquiring Fund pursuant to a Fund Accounting and Administrative Services Agreement. BNYM Investment Adviser provides such services to the Fund pursuant to the management agreement.

Capitalization. The Fund has classified and issued four classes of its shares—Class A, Class C, Class I and Class Y shares of common stock. The Acquiring Fund has classified and issued five classes of its shares—Class A, Class C, Class I, Class Y and Class Z shares of beneficial interest. There will be no exchange in the Reorganization of Class Z shares of the Acquiring Fund. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization. The following tables set forth, as of February 26, 2021, (1) the capitalization of the Fund's Class A, Class C, Class I and Class Y shares, (2) the capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund BNY Mellon Structured Midcap Fund Class A	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class A	Adjustments		Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class A

Total net assets	$74,460,748	$766,699,440	$(166,118	)*	$840,994,070
Net asset value per share	$30.66	$38.47	N/A		$38.47
Shares outstanding	2,428,753	19,930,064	(497,493	)**	21,861,324

	Fund BNY Mellon Structured Midcap Fund Class C	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class C	Adjustments		Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class C

Total net assets	$2,620,159	$111,179,942	$(6,956	)*	$113,793,145
Net asset value per share	$25.76	$32.73	N/A		$32.73
Shares outstanding	101,701	3,396,478	(21,875	)**	3,476,304

	Fund BNY Mellon Structured Midcap Fund Class I	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class I	Adjustments		Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class I

Total net assets	$29,879,138	$3,609,240,043	$(65,089	)*	$3,639,054,092
Net asset value per share	$31.40	$40.31	N/A		$40.31
Shares outstanding	951,637	89,540,015	(212,000	)**	90,279,652

	Fund BNY Mellon Structured Midcap Fund Class Y	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund Class Y	Adjustments		Acquiring Fund Pro Forma After Reorganization BNY Mellon Small/Mid Cap Growth Fund Class Y

Total net assets	$838,053	$454,905,746	$(1,837	)*	$455,741,962
Net asset value per share	$31.20	$40.67	N/A		$40.67
Shares outstanding	26,859	11,186,020	(6,300	)**	11,206,579

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*	Reflects the estimated costs of the Reorganization to be paid by the Fund (approximately $240,000).
**	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of February 26, 2021, the Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I, Class Y and Class Z shares) were $107,558,098 and $5,137,318,972, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C, Class I and Class Y shares of the Fund and Class A, Class C, Class I and Class Y shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plans. Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay BNYMSC, the funds' distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A, Class I or Class Y shares of either fund. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans. Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay BNYMSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I or Class Y shares of either fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. An investor may sell (redeem) Class A, Class C, Class I or Class Y shares of the Fund and Class A, Class C, Class I or Class Y shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Certain Organizational Differences Between the Company and the Acquiring Trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the Acquiring Trust's By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation, as amended (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote. The Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of shares entitled to at least a majority of all the votes entitled to be cast at such meeting. Shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Fund, or two-thirds, in the case of the Acquiring Fund, of the respective fund's outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Acquiring Trust's Trust Agreement provides that 50% of the Acquiring Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. The Company's Charter provides that one-third of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Trust's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Trust considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Liability and Indemnification of Board Members. Under Massachusetts law, the Acquiring Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Trust may be indemnified to the same extent as Trustees.

Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Trust's Trust Agreement, the Acquiring Trust's By-Laws and Massachusetts law, and the Fund, the Company's Charter, the Company's By-Laws and the Maryland Code. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Trust's Trust Agreement and By-Laws or the Company's Charter and By-Laws should write to the relevant fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

Management of BNYM Investment Adviser reviewed the funds in the BNY Mellon Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and strategies. As a result of the review, management recommended to the Company's Board and to the Acquiring Trust's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board and the Acquiring Trust's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and has the same investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had, with respect to its Class A, Class C, Class I and Class Y shares, lower total annual expense ratios than the Fund's Class A, Class C, Class I and Class Y shares, respectively (after, for each Class of the Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of the fund's most recent fiscal year end and as of February 26, 2021. The Acquiring Fund also had generally a significantly better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2020. As of February 26, 2021, the Fund had net assets of approximately $107.6 million and the Acquiring Fund had net assets of approximately $5.1 billion. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses. Combining the Fund with the Acquiring Fund also will permit BNYM Investment Adviser, as the Acquiring Fund's investment adviser, and Mellon, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Investment Adviser, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management of BNYM Investment Adviser recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Company's Board considered that the Reorganization also may benefit BNYM Investment Adviser because it will reduce the amount of fees and expenses BNYM Investment Adviser has contractually agreed to waive or reimburse.

In determining whether to recommend approval of the Reorganization, the Company's Board and the Acquiring Trust's Board each considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, restrictions, and services were the same or similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee and total annual expense ratios than the Fund and that, after the Reorganization, the combined fund's Class A, Class C, Class I and Class Y shares would have lower total expense ratios than the corresponding Class of shares of the Fund; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Acquiring Fund had generally a significantly better past performance record than the Fund; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred by the Fund in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization. The Board also noted that the Fund is expected to recognize capital gains as a result of the sale of portfolio securities in anticipation of the Reorganization, and such gains, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. The Board concluded that the capital gains to be realized did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Trust's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 5, 2021 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class C, Class I and Class Y shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C, Class I and Class Y shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I and Class Y shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Company's Board or the Acquiring Trust's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Company or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Fund as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization. The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $240,000. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain AST Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $26,500, plus any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses of the Reorganization listed above. The Fund has agreed to indemnify the Proxy Solicitor and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that holders of the Fund's Class A, Class C, Class I and Class Y shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately 12 months, 13 months, 13 months and 10 months, respectively, after the Reorganization occurs based on the current estimate of the expenses of the Reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any costs directly associated with the Reorganization. The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, including those associated with the Reorganization. See "—Sale of Portfolio Securities" below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory, administrative and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C, Class I and Class Y shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I and Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I and Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C, Class I and Class Y shares for Acquiring Fund Class A, Class C, Class I and Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of August 31, 2020, the Fund's fiscal year end, and as of February 26, 2021, the Fund had no capital loss carryforwards and was in a capital gain position.

Sale of Portfolio Securities. If the Reorganization is approved by Fund shareholders, management currently estimates that, based on Fund assets and portfolio composition as of April 5, 2021, portfolio securities representing approximately 49.63% of the Fund's net assets (approximately $56.36 million of the Fund's net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $16,000, such cost to be borne by the Fund. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $11.9 million in capital gains (approximately $3.47 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE Company's BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Trust's Registration Statement on Form N-1A (File No. 33-08214). The Acquiring Fund's Prospectus, dated February 1, 2021, is incorporated herein by reference to Post-Effective Amendment No. 211 to the Acquiring Trust's Registration Statement on Form N-1A, filed on January 27, 2021. The Acquiring Fund's Statement of Additional Information, dated September 16, 2020, as revised or amended December 31, 2020, February 1, 2021, March 1, 2021 and April 30, 2021, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on April 30, 2021.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061). The Fund's Prospectus, dated December 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 167 to the Company's Registration Statement on Form N-1A, filed on December 28, 2020. The Fund's Statement of Additional Information, dated June 30, 2020, as revised or amended September 16, 2020, December 31, 2020, March 1, 2021, March 31, 2021 and April 30, 2021, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act, on April 29, 2021.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.im.bnymellon.com.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund has retained the Proxy Solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting virtually and voting by Internet during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. Accordingly, abstentions will have the effect of a vote against approval of the Reorganization.

With respect to individual retirement accounts ("IRAs") sponsored by BNYM Investment Adviser, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of BNYM Investment Adviser, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Investment Adviser IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Investment Adviser IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund's outstanding shares entitled to vote at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for one or both of the Funds. The Meeting may be postponed or adjourned by the chairperson of the Meeting.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization. The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of March 31, 2021, either of record or beneficially, 5% or more of the outstanding Class A, Class C, Class I and Class Y shares of the Fund and the outstanding Class A, Class C, Class I, Class Y and Class Z shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization	Pro Forma After Reorganization

Fund—Class A Shares

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	12.8361%	1.2148%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.0060%	.9470%

USI Securities Inc. 95 Glastonbury Road Glastonbury, CT 06033-4438	7.8508%	.7430%

Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.8118%	.6447%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.7443%	.6383%

Fund—Class C Shares

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	20.6059%	.5211%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.3511%	.4641%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	14.9499%	.3781%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.7774%	.2473%

Raymond James Omnibus for Mutual Funds House Accounting Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7.4146%	.1875%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.3277%	.1853%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	5.7390%	.1451%

Fund—Class I Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19.3422%	.1703%

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	12.3339%	.1086%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.5766%	.0755%

Great-West Trust Company LLC 8515 East Orchard Road Greenwood Village, CO 80111	7.3274%	.0645%

Lincoln Financial Advisors Corp. 1300 South Clinton Street P.O. Box 2239 Fort Wayne, IN 46801-2239	5.6819%	.0500%

Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.1204%	.0451%

Fund—Class Y Shares

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	62.7659%	.1128%

Saxon & Co. FBO VI Omnibus Account VICA P.O. Box 94597 Cleveland, OH 44101	37.1727%	.0668%

Acquiring Fund—Class A Shares

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	18.3287%	16.5941%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.9951%	13.5760%

Acquiring Fund—Class C Shares

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	22.5594%	21.9889%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza – 12th Floor New York, NY 10004-1901	18.8871%	18.4095%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.8545%	16.4283%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.1151%	11.8087%

Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	6.6780%	6.5091%

Stifel Nicolaus & Co. Inc. Exclusive Benefit of Customers 501 N Broadway St. Louis, MO 63102-2188	5.6563%	5.5133%

Acquiring Fund—Class I Shares

National Financial Services LLC For the Exclusive Benefit of its Customers 499 Washington Boulevard Jersey City, NJ 07310	28.7449%	28.4918%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.7607%	12.6483%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza--Floor 12 New York, NY 10004-1901	10.8446%	10.7491%

LPL Financial 4707 Executive Drive San Diego, CA 92121	5.8000%	5.7489%

Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.3280%	5.2811%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.3143%	5.2675%

UBS WM USA For the Exclusive Benefit of its Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.2036%	5.1578%

Acquiring Fund—Class Y Shares

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.1017%	24.0584%

National Financial Services LLC For the Exclusive Benefit of its Customers 499 Washington Boulevard Jersey City, NJ 07310	22.1961%	22.1562%

Voya Institutional Trust Company 30 Braintree Hill Office Park Braintree, MA 02184-8747	13.3723%	13.3483%

State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2901	10.1862%	10.1679%

GWFS Equities, Inc. Department #1339 Denver, CO 80256-0001	6.7344%	6.7223%

TIAA 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	5.5854%	5.5754%

Acquiring Fund—Class Z Shares

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.0589%	15.0589%

National Financial Services LLC For the Exclusive Benefit of its Customers 499 Washington Boulevard Jersey City, NJ 07310	5.5399%	5.5399%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of March 31, 2021, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of March 31, 2021, Board members and officers of the Company and the Acquiring Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Acquiring Fund (File No. 811-04813) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2020, filed on December 1, 2020. The financial statements of the Fund (File No. 811-07123) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2020, filed on November 4, 2020. The Acquiring Fund's financial statements audited by KPMG LLP and the Fund's financial statements audited by Ernst & Young LLP have been included in reliance on their reports given on their authority as experts in accounting and auditing.

OTHER MATTERS

Pursuant to the Bylaws of the Company and Maryland law, only the matters set forth in the Notice of the Meeting (and related procedural matters) may be brought before the Meeting and any postponement or adjournment thereof. If any such procedural matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of May 11, 2021 (the "Agreement"), between BNY MELLON ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of BNY MELLON STRUCTURED MIDCAP FUND (the "Fund"), and BNY MELLON INVESTMENT FUNDS I (the "Acquiring Trust"), a Massachusetts business trust, on behalf of BNY MELLON SMALL/MID CAP GROWTH FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C, Class I and Class Y shares ("Acquiring Fund Shares") of beneficial interest, par value $.01 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company's Board has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1              Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2              The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3              The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4              Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5              The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6              As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C, Class I and Class Y shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7              Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8              Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9              Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10          As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1              The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2              The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3              The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4              All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1              The Closing Date shall be November 5, 2021, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2              The Company shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3              If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4              The Company shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5              At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6              If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1              The Company, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Fund, is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Fund, is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended August 31, 2020 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2020, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2              The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended September 30, 2020 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since September 30, 2020, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE Acquiring Trust AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1              The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2              The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3              Subject to the provisions of this Agreement, the Company, on behalf of the Fund and the Acquiring Trust, on behalf of the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4              As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5              The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6              The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7              The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8              As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1              All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2              The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3              The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1              All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2              The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1              This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Charter and the 1940 Act.

8.2              On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3              All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5              The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6              The Fund and the Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1              This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2              If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.3              The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4              Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1          None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3          This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4          This Agreement may be amended only by a signed writing between the parties.

11.5          This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7          It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Trust or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Trust's Trust Agreement or the Charter; a copy of the Acquiring Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

BNY MELLON ADVANTAGE FUNDS, INC., on behalf of BNY Mellon Structured Midcap Fund
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ James Bitetto
James Bitetto,
Secretary

BNY MELLON INVESTMENT FUNDS I, on behalf of BNY Mellon Small/Mid Cap Growth Fund
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ James Bitetto
James Bitetto,
Secretary

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Fund and the Acquiring Fund

	Fund BNY Mellon Structured Midcap Fund	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund
	The Fund may not…	The Acquiring Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.	Borrow money . . . except to the extent permitted under the 1940 Act.
Senior Securities	Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.	[I]ssue any senior security, except to the extent permitted under the 1940 Act.
Commodities	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. (This Fundamental Policy shall not prohibit the Fund, subject to restrictions described in its prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities law.)	Purchase or sell physical commodities, except that the Acquiring Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.
Industry Concentration	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

	Fund BNY Mellon Structured Midcap Fund	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund
	The Fund may not…	The Acquiring Fund may not…
Issuer Diversification	Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the Fund's total assets.	None.
Lending Portfolio Securities; Loans	Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.	None.
Real Estate; Oil and Gas	Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.	Purchase or sell real estate, but the Acquiring Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
Underwriting	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Acquiring Fund may be deemed to be an underwriter under the Securities Act.
Margin and Short Sales	Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.	None.

	Fund BNY Mellon Structured Midcap Fund	Acquiring Fund BNY Mellon Small/Mid Cap Growth Fund
	The Fund may not…	The Acquiring Fund may not…
Other	None.	For purposes of the Acquiring Fund's Fundamental Policy regarding industry concentration, BNYM Investment Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. In the absence of such classification or if BNYM Investment Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, BNYM Investment Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

In addition, the Fund's investment objective is a fundamental policies which may be changed only with the approval of the Company's Board of Directors and the Fund's shareholders. The Acquiring Fund's investment objective is a non-fundamental policy which may be changed with the approval of the Acquiring Trust's Board of Trustees upon 60 days' prior notice to the Acquiring Fund's shareholders.

EXHIBIT C

INFORMATION ABOUT BOARD MEMBERS OF THE ACQUIRING TRUST

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
Andrew J. Donohue 1950 Board Member	Attorney, Solo Law Practice (2019 – Present) Of Counsel, Shearman & Sterling LLP (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	OppenheimerFunds (58 funds), Director (2017 – 2019)
Kenneth A. Himmel 1946 Board Member

Managing Partner, Gulf Related, an international real estate development company (2010 – Present)

President and CEO, Related Urban Development, a real estate development company (1996 – Present)

CEO, American Food Management, a restaurant company (1983 – Present)

President and CEO, Himmel & Company, a real estate development company (1980 – Present)

N/A
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000 – Present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993 – Present)	American Express Bank, FSB, Director (1993 – 2018)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – Present)	CBIZ, Inc., a public company providing professional business services products and solutions, Director (2008 – Present) Blue Cross-Blue Shield of Massachusetts, Director (2004 – Present)
[1]	Each board members of the Acquiring Trust serves on the Acquiring Trust Board's Audit, Nominating, Litigation and Pricing Committees. Mses. Watson and Wiley and Mr. Lockwood serve on the Acquiring Trust Board's Compensation Committee. Mses. Bovich and Wiley and Mr. Donohue also serve on the Acquiring Trust Board's Joint Governance Review Advisory Committee.

Each board member of the Acquiring Trust, with the exception of Ms. Bovich and Mr. Donohue, has been a BNY Mellon Family of Funds board member for over fifteen years. Ms. Bovich has been in the asset management business for 40 years and Mr. Donohue has over 40 years of experience in the investment funds industry. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The Acquiring Trust Board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the Acquiring Trust Board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Acquiring Trust Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Acquiring Trust Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Acquiring Trust Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by the BNYM Investment Adviser's counsel; counsel to the Acquiring Fund and to the Acquiring Trust Board have significant experience advising funds and fund board members. The Acquiring Trust Board and its committees have the ability to engage other experts as appropriate. The Acquiring Trust Board evaluates its performance on an annual basis.

●	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

●	Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997 and as Chair of the Investment Sub-Committee for Connecticut College's endowment fund until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
●	Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc. from 1991 to 2001 and Investment Company General Counsel of Goldman Sachs from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds from 2017 to 2019 and Of Counsel at the law firm of Shearman & Sterling LLP from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
●	Kenneth A. Himmel – Mr. Himmel has over 30 years' experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P., and a Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.
●	Stephen J. Lockwood – Mr. Lockwood's business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

●	Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
●	Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Prospectus/Proxy Statement are available at www.proxyvote.com.

BNY MELLON STRUCTURED MIDCAP FUND

The undersigned shareholder of BNY Mellon Structured Midcap Fund (the "Fund"), a series of BNY Mellon Advantage Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 15, 2021, at a Special Meeting of Shareholders to be held virtually at 10:00 a.m., Eastern time, on Monday, August 23, 2021, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on this proxy form. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

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TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

BNY MELLON STRUCTURED MIDCAP FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Prospectus/Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION
[__________], 2021
Acquisition of the Assets of
BNY MELLON STRUCTURED MIDCAP FUND (A Series of BNY Mellon Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class A, Class C, Class I and Class Y Shares of
BNY MELLON SMALL/MID CAP GROWTH FUND (A Series of Dreyfus Investment Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [________], 2021 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon Structured Midcap Fund (the "Fund"), a series of BNY Mellon Advantage Funds, Inc. (the "Company"), in exchange solely for Class A, Class C, Class I and Class Y shares of BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"), a series of BNY Mellon Investment Funds I (the "Acquiring Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.                  The Acquiring Fund's Statement of Additional Information dated September 16, 2020, as revised or amended December 31, 2020, February 1, 2021, March 1, 2021 and April 30, 2021.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2020.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2021.
4.	The Fund's Statement of Additional Information dated June 30, 2020, as revised or amended September 16, 2020, December 31, 2020, March 1, 2021, March 31, 2021 and April 30, 2021.

5.	The Fund's Annual Report for the fiscal year ended August 31, 2020.
6.	The Fund's Semi-Annual Report for the six-month period ended February 28, 2021.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on April 30, 2021 (File No. 33-08214). The financial statements of the Acquiring Fund (File No. 811-04813) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2020, filed on December 1, 2020 and the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2021, filed on May [__], 2021.

The Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on April 29, 2021 (File No. 33-51061). The financial statements of the Fund (File No. 811-07123) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2020, filed on November 4, 2020 and the Fund's Semi-Annual Report for the six-month period ended February 28, 2021, filed on April 28, 2021.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.

BNY Mellon INVESTMENT FUNDS I
PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on April 27, 2021 (File No. 33-08214) ("Post-Effective Amendment No. 212").

Item 16	Exhibits.
(1)(a)	Amended and Restated Agreement and Declaration of Trust, dated October 27, 2011, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A, filed on January 27, 2012.

(1)(b)	Certificate of Designation, dated October 25, 2012, is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 158 to the Registration Statement on Form N-1A, filed on January 28, 2013 ("Post-Effective Amendment No. 158").

(1)(c)	Certificate of Designation, dated May 8, 2013, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 166 to the Registration Statement on Form N-1A, filed on December 31, 2013.

(1)(d)	Certificate of Amendment, dated January 23, 2014, is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 167 to the Registration Statement on Form N-1A, filed on January 28, 2014 ("Post-Effective Amendment No. 167").

(1)(e)	Certificate of Designation, dated January 15, 2014, is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 167.

(1)(f)	Certificate of Amendment, dated February 14, 2014, is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A, filed on February 21, 2014.

(1)(g)	Certificate of Amendment, dated June 23, 2016, is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 185 to the Registration Statement on Form N-1A, filed on July 27, 2016.

(1)(h)	Certificate of Amendment, dated July 27, 2017, is incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 195 to the Registration Statement on Form N-1A, filed on August 31, 2017.

(1)(i)	Amendment of Trust, dated June 3, 2019, is incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 207 to the Registration Statement on Form N-1A, filed on January 28, 2020 ("Post-Effective Amendment No. 207").

(2)	Amended and Restated By-Laws, dated July 1, 2011, are incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 152 to the Registration Statement on Form N-1A, filed on August 15, 2011.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Tax Sensitive Total Return Bond Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 207.

(6)(b)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Small/Mid Cap Growth Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 207.

(6)(c)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Diversified Emerging Markets Fund, and BNY Mellon Investment Adviser, Inc., dated, December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 207.

(6)(d)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Small Cap Growth Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 207.

(6)(e)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Small Cap Value Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 207.

(6)(f)	Investment Advisory Agreement between the Registrant, on behalf of BNY Mellon Global Fixed Income Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment 209 to the Registration Statement on Form N-1A, filed on April 28, 2020 ("Post-Effective Amendment No. 209").

(6)(g)	Management Agreement between the Registrant, on behalf of BNY Mellon International Equity Fund, and BNY Mellon Investment Adviser, Inc., dated December 1, 2008, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 207.

(6)(h)	Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Mellon Investments Corporation relating to BNY Mellon Small/Mid Cap Growth Fund, dated January 31, 2014, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 207.

(6)(i)	Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Mellon Investments Corporation relating to BNY Mellon Diversified Emerging Markets Fund, dated July 30, 2015, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 207.

(6)(j)	Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Mellon Investments Corporation relating to BNY Mellon Global Fixed Income Fund and BNY Mellon Tax Sensitive Total Return Bond Fund, dated February 21, 2014, as amended June 3, 2019, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 207.

(6)(k)	Sub-Investment Advisory Agreement between BNY Mellon Investment Management and Newton Investment Management Limited relating to BNY Mellon International Equity Fund, dated December 31, 2019, is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 207.

(6)(l)	Expense Limitation Agreement (relating to BNY Mellon International Equity Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated January 27, 2021, is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 211 to Registration Statement on Form N-1A, filed on January 27, 2021 ("Post-Effective Amendment No. 211").

(6)(m)	Expense Limitation Agreement (relating to BNY Mellon Tax Sensitive Total Return Bond Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated February 1, 2021, is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 211.

(6)(n)	Expense Limitation Agreement (relating to BNY Mellon Small Cap Growth Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated January 27, 2021, is incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 211.

(6)(o)	Expense Limitation Agreement (relating to BNY Mellon Small Cap Value Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated January 27, 2021, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 211.

(6)(p)	Expense Limitation Agreement (relating to BNY Mellon Diversified Emerging Markets Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated January 27, 2021, is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 211.

(7)(a)	Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 207.

(7)(b)	Forms of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 207.

(7)(c)	Form of Service Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 182 to the Registration Statement on Form N-1A, filed on April 27, 2016.

(7)(d)	Forms of Bank Selling Agreement is incorporated by reference to Exhibit (e)(e) of Post-Effective Amendment No. 207.

(8)	Not Applicable.

(9)(a)	Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011), is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 149 to the Registration Statement on Form N-1A, filed on April 28, 2011.

(9)(b)	Amendment to Custody Agreement, made as of October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 167.

(9)(c)	Second Amendment to Custody Agreement, made as of December 22, 2016, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 187.

(10)(a)	Distribution Plan, dated December 20, 2007, as amended June 3, 2019 (relating to BNY Mellon Small Cap Value Fund, BNY Mellon Diversified Emerging Markets Fund, BNY Mellon Small/Mid Cap Growth Fund, BNY Mellon Tax Sensitive Total Return Bond Fund, BNY Mellon International Equity Fund and BNY Mellon Global Fixed Income Fund), is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 207.

(10)(b)	Service Plan (Rule 12b-1 Plan), dated July 27, 2017, as revised June 3, 2019 (relating to Class Z shares of BNY Mellon Small/Mid Cap Growth Fund), is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 207.

(10)(c)	Rule 18f-3 Plan, amended December 31, 2019, is incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 211.

(10)(d)	Rule 18f-3 Plan, amended May 1, 2020, is incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 211.

(10)(e)	Rule 18f-3 Plan, revised February 27, 2020, amended July 31, 2020, is incorporated by reference to Exhibit (n)(3) of Post-Effective Amendment No. 211.

(10)(f)	Rule 18f-3 Plan, amended July 31, 2020, revised October 29, 2020, is incorporated by reference to Exhibit (n)(4) of Post-Effective Amendment No. 211.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)(a)	Consent of KPMG LLP, the independent registered public accounting firm of the Registrant*

(14)(b)	Consent of Ernst & Young LLP, the independent registered public accounting firm of BNY Mellon Advantage Funds, Inc.*

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc. (formerly, MBSC Securities Corporation), dated May 29, 2012, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 158.

(17)(2)	Fund Accounting and Administrative Services Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated May 1, 2011, as amended June 3, 2019 (relating to BNY Mellon Small Cap Value Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small/Mid Cap Growth Fund, BNY Mellon Diversified Emerging Markets Fund, BNY Mellon Global Fixed Income Fund and BNY Mellon Tax Sensitive Total Return Bond Fund), is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 207.

(17)(3)	Shareholder Services Plan, dated December 20, 2007, as revised June 3, 2019 (relating to BNY Mellon Diversified Emerging Markets Fund, BNY Mellon Small Cap Value Fund, BNY Mellon Small/Mid Cap Growth Fund, BNY Mellon International Equity Fund, BNY Mellon Tax Sensitive Total Return Bond Fund and BNY Mellon Global Fixed Income Fund), is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 207.

________________________

*       Filed herein or herewith.

**       To be filed by amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 12th day of May, 2021.

BNY MELLON INVESTMENT FUNDS I By: /s/ David DiPetrillo* David DiPetrillo, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the date indicated have signed this Registration Statement.

Signatures	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	05/12/2021
David DiPetrillo

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	05/12/2021
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	05/12/2021
Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	05/12/2021
Francine J. Bovich

/s/ Andrew J. Donohue*	Board Member	05/12/2021
Andrew J. Donohue

/s/ Kenneth A. Himmel*	Board Member	05/12/2021
Kenneth A. Himmel

/s/ Stephen J. Lockwood*	Board Member	05/12/2021
Stephen J. Lockwood

/s/ Roslyn M. Watson*	Board Member	05/12/2021
Roslyn M. Watson

/s/ Benaree Pratt Wiley*	Board Member	05/12/2021
Benaree Pratt Wiley

*By:	/s/ Jeff S. Prusnofsky Attorney-in-fact, Jeff S. Prusnofsky

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)(a)	Consent of KPMG LLP, the independent registered public accounting firm of the Registrant
(14)(b)	Consent of Ernst & Young LLP, the independent registered public accounting firm of BNY Mellon Advantage Funds, Inc.
(16)	Power of Attorney